UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

On July 27, 2016, the Board of Directors (the “Board”) of PerkinElmer, Inc. (“PerkinElmer” or the “Company”) elected Frank R. Witney to serve on the Board, effective immediately.

In connection with his election to the Board, Mr. Witney will receive a stock award of PerkinElmer common stock with a fair market value of $83,333 and a grant of restricted stock units with a fair market value of $62,500, representing the annual equity compensation payable to the Company’s non-employee directors under the Company’s non-employee director compensation program, prorated to reflect the remaining portion of the Board service year. Each award will be made on the customary terms and conditions of grants to PerkinElmer’s non-employee directors. In addition, Mr. Witney will be eligible to be paid the Company’s annual cash retainer for non-employee directors of $90,000, also prorated to reflect the remaining portion of the Board service year.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On July 27, 2016, the Board also amended and restated the Company’s by-laws to implement a “proxy access” procedure for stockholder director nominations. Article I, Section 13(c) of the Company’s amended and restated by-laws permits a stockholder, or a group of up to 20 stockholders, owning continuously for at least three years a number of PerkinElmer shares that constitute at least 3% of the voting power of the Company’s outstanding shares, to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the amended and restated by-laws. Notice of a proxy access nomination must be received in writing by PerkinElmer’s Secretary at the Company’s principal office not less than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting. The amended and restated by-laws are effective immediately.

The amended and restated by-laws also reflect certain conforming and related changes, including to Article I, Section 13(a).

The foregoing description is qualified in its entirety by reference to the full text of the Company’s amended and restated by-laws, a copy of which is filed as Exhibit 3.2 to this report and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2016	PERKINELMER, INC.

	By:	/s/ John L. Healy
John L. Healy
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	By-laws of PerkinElmer, Inc., Amended and Restated as of July 27, 2016